                                                                                               Exhibit 10.6

                                                                                                    ANNEX A

                                                   ISDA(R)
                                           CREDIT SUPPORT ANNEX
                                          to the Schedule to the
                                           ISDA Master Agreement
                                     dated as of July 11, 2007 between
          HSBC Bank USA, National Association (hereinafter referred to as "PARTY A" or "PLEDGOR")
                                                    and
      LaSalle Bank National Association not in its individual capacity but solely in its capacity as
                        Supplemental Interest Trust Trustee for the benefit of the
                             RAAC Series 2007-SP2 Supplemental Interest Trust
                         (hereinafter referred to as "PARTY B" or "SECURED PARTY").

For the  avoidance of doubt,  and  notwithstanding  anything to the  contrary  that may be contained in the
Agreement,   this  Credit  Support  Annex  shall  relate  solely  to  the  Transaction  documented  in  the
Confirmation  dated July 11,  2007,  between  Party A and Party B,  Reference  Number  481986HN,  481990HN,
481992HN and 481993HN.

PARAGRAPH 13.  ELECTIONS AND VARIABLES.

(a)      SECURITY INTEREST FOR "OBLIGATIONS".  The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

         With respect to Party A: not applicable.

         With respect to Party B: not applicable.

(b)      CREDIT SUPPORT OBLIGATIONS.

(i)      DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

(A)      "DELIVERY  AMOUNT" has the meaning  specified  in  Paragraph  3(a) as amended (I) by deleting  the words  "upon a demand  made by the  Secured  Party on or  promptly  following  a
                           Valuation  Date" and  inserting  in lieu  thereof  the words "not later than the close of business on each  Valuation  Date" and (II) by deleting in its entirety the sentence  beginning "Unless otherwise  specified in Paragraph 13" and ending
                           "(ii) the Value as of that  Valuation  Date of all Posted Credit Support held by the Secured Party." and inserting in lieu thereof the following:

                           The "DELIVERY  AMOUNT"  applicable  to the Pledgor for any  Valuation  Date will equal the greatest of

                           (1)      the  amount  by  which  (a) the S&P  Credit  Support  Amount  for  such
                                    Valuation  Date exceeds (b) the S&P Value as of such  Valuation Date of all Posted Credit Support held by the Secured Party,

                           (2)      the  amount by which  (a) the  Moody's  First  Trigger  Credit  Support
                                    Amount for such  Valuation  Date exceeds (b) the Moody's  First Trigger
                                    Value as of such  Valuation  Date of all Posted Credit  Support held by the Secured Party, and

                           (3)      the  amount by which (a) the  Moody's  Second  Trigger  Credit  Support
                                    Amount for such  Valuation  Date exceeds (b) the Moody's Second Trigger
                                    Value as of such  Valuation  Date of all Posted Credit  Support held by the Secured Party.

(B)      "RETURN  AMOUNT"  has the  meaning  specified  in  Paragraph  3(b) as amended by  deleting  in its entirety the sentence  beginning  "Unless  otherwise  specified in Paragraph 13"
                           and ending "(ii) the Credit  Support  Amount." and inserting in lieu thereof the following:

                           The "RETURN AMOUNT"  applicable to the Secured Party for any Valuation Date will equal the least of

                           (1)      the amount by which (a) the S&P Value as of such  Valuation Date of all
                                    Posted  Credit  Support held by the Secured  Party  exceeds (b) the S&P
                                    Credit Support Amount for such Valuation Date,

                           (2)      the  amount by which (a) the  Moody's  First  Trigger  Value as of such
                                    Valuation  Date of all Posted Credit  Support held by the Secured Party exceeds (b) the Moody's First Trigger  Credit  Support  Amount for such
                                    Valuation Date, and

                           (3)      the amount by which (a) the  Moody's  Second  Trigger  Value as of such
                                    Valuation  Date of all Posted Credit  Support held by the Secured Party exceeds (b) the Moody's  Second  Trigger Credit Support Amount for such
                                    Valuation Date.

(C)      "CREDIT  SUPPORT  AMOUNT"  shall not apply.  For purposes of  calculating  any Delivery  Amount or
                           Return Amount for any Valuation Date,  reference shall be made to the S&P Credit
                           Support Amount,  the Moody's First Trigger Credit Support Amount, or the Moody's
                           Second Trigger Credit Support  Amount,  in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

(ii)     ELIGIBLE COLLATERAL.

                  On any date,  the items set forth in  Schedule I will  qualify as  "ELIGIBLE  COLLATERAL"
                  (for the avoidance of doubt, all Eligible Collateral to be denominated in USD).

(iii)    OTHER ELIGIBLE SUPPORT.

                  The following items will qualify as "OTHER ELIGIBLE SUPPORT" for the party specified:

                  Not applicable.

(iv)     THRESHOLD.

(A)      "INDEPENDENT AMOUNT" means zero with respect to Party A and Party B.

(B)      "THRESHOLD"  means,  with respect to Party A and any Valuation  Date,  zero if (i) a Ratings Event or an S&P Required  Rating  Downgrade has occurred and has been  continuing  (x)
                           for at least 10 Local  Business  Days with respect to S&P or (y) for at least 30 days with request to Fitch or Moody's; otherwise, infinity.

                           "THRESHOLD" means, with respect to Party B and any Valuation Date, infinity.

(C)      "MINIMUM TRANSFER AMOUNT" means USD 50,000 with respect to Party A and Party B.

(D)      ROUNDING:  The Delivery Amount will be rounded up to the nearest integral  multiple of USD 10,000.
                           The Return Amount will be rounded down to the nearest  integral  multiple of USD
                           10,000.

(c)      VALUATION AND TIMING.

(i)      "VALUATION  AGENT"  means  Party A;  provided,  however,  that if an Event of  Default  shall have occurred with respect to which Party A is the  Defaulting  Party,  Party B shall have the right to designate as Valuation  Agent an  independent  party,  reasonably  acceptable to
                  Party  A,  the cost for  which  shall  be  borne  by  Party  A. All  calculations  by the
                  Valuation Agent must be made in accordance with standard market practice,  including,  in the event of a dispute as to the Value of any Eligible  Credit  Support or Posted  Credit
                  Support,  by making  reference to quotations  received by the Valuation Agent from one or more Pricing Sources.

(ii)     "VALUATION DATE" means each Local Business Day on which the Threshold for Party A is zero.

(iii)    "VALUATION  TIME"  means the close of  business  in the city of the  Valuation  Agent on the Local
                  Business  Day  immediately  preceding  the  Valuation  Date or date  of  calculation,  as applicable;  provided  that the  calculations  of Value and  Exposure  will be made as of approximately  the same time on the same  date.  The  Valuation  Agent will  notify  each party (or the other party,  if the Valuation  Agent is a party) of its  calculations  not later than the  Notification  Time on the  applicable  Valuation  Date (or in the case of
                  Paragraph  6(d),  the  Local  Business  Day  following  the day on  which  such  relevant calculations are performed)."

(iv)     "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

(d)      CONDITIONS  PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES.  The following  Termination  Events will be a "SPECIFIED  CONDITION" for the party  specified  (that party being the Affected Party if the  Termination  Event  occurs  with  respect  to that  party):  With  respect  to  Party  A: any
         Additional  Termination  Event with  respect to which  Party A is the sole  Affected  Party.  With respect to Party B: None.

(e)      SUBSTITUTION.

(i)      "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(ii)     CONSENT.  If  specified  here as  applicable,  then the Pledgor  must  obtain the Secured  Party's consent for any substitution pursuant to Paragraph 4(d):  Inapplicable.

(f)      DISPUTE RESOLUTION.

(i)      "RESOLUTION  TIME" means 1:00 p.m. New York time on the Local  Business Day  following the date on which the notice of the dispute is given under Paragraph 5.

(ii)     VALUE.  Notwithstanding  anything to the contrary in Paragraph  12, for the purpose of  Paragraphs
                  5(i)(C) and 5(ii),  the S&P Value,  Moody's  First  Trigger  Value,  and  Moody's  Second
                  Trigger  Value,  on any date, of Eligible  Collateral  other than Cash will be calculated as follows:

                  For cash,  the  amount  thereof:  multiplied  , in the case of the S&P  Value,  if an S&P
                  Required  Ratings  Downgrade  has  occurred  and  been  continuing  for at least 10 Lacal
                  Business Days, by the S&P Required Ratings  Downgrade  Valuation  Percentage set forth in
                  Schedule I.

                  For Eligible  Collateral in the form of  securities  listed in Paragraph  13(b)(ii):  the sum of (A)  the  product  of  (1)(x)  the  bid  price  at the  Valuation  Time  for  such securities on the principal  national  securities  exchange on which such  securities are listed, or (y) if such securities are not listed on a national securities  exchange,  the bid price  for such  securities  quoted at the  Valuation  Time by any  principal  market maker for such  securities  selected by the Valuation  Agent, or (z) if no such bid price is listed or quoted  for such date,  the bid price  listed or quoted (as the case may be)
                  at the  Valuation  Time for the day next  preceding  such date on which such  prices were available and (2) the applicable Valuation  Percentage for such Eligible Collateral,  and
                  (B) the accrued  interest on such  securities  (except to the extent  Transferred  to the
                  Pledgor  pursuant to Paragraph  6(d)(ii) or included in the applicable  price referred to in the immediately preceding clause (A)) as of such date.
(iii)    ALTERNATIVE.  The provisions of Paragraph 5 will apply.

(g)      HOLDING AND USING POSTED COLLATERAL.

(i)      ELIGIBILITY TO HOLD POSTED  COLLATERAL;  CUSTODIANS.  Party B (or any Custodian)  will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

                  Party B may appoint as  Custodian  (A) the entity then  serving as  Indenture  Trustee or
                  (B) any entity  other than the entity  then  serving as  Indenture  Trustee if such other entity (or, to the extent  applicable,  its parent  company or credit  support  provider)
                  shall then have a  short-term  unsecured  and  unsubordinated  debt rating from S&P of at least "A-1."

                  If at any time the  Custodian  does not have  credit  ratings  from S&P at least equal to
                  "A-1",  the  Indenture  Trustee must within 60 days obtain a replacement  Custodian  with credit  ratings  from S&P at least  equal to  "A-1" or if its  short-term  rating  is not available  by S&P, in the event that its  long-term  unsecured  and  unsubordinated  debt rating from S&P at least equal to "A+."

                  Initially, the CUSTODIAN for Party B is: Indenture Trustee.

(ii)     USE OF POSTED  COLLATERAL.  The  provisions  of  Paragraph  6(c)(i) will not apply to Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

(h)      DISTRIBUTIONS AND INTEREST AMOUNT.

(i)      INTEREST RATE. The "INTEREST  RATE" will be the actual  interest rate earned on Posted  Collateral in the form of Cash that is held by Party B or its  Custodian.  Posted  Collateral in the
                  form of Cash  shall be  invested  in such  overnight  (or  redeemable  within  two  Local
                  Business Days of demand)  Permitted  Investments rated at least (x) AAAm or AAAm-G by S&P and (y)  Prime-1 by Moody's or Aaa by  Moody's,  as  directed  by Party A (unless  (x) an
                  Event of Default or an  Additional  Termination  Event has occurred with respect to which
                  Party A is the  defaulting or sole Affected  Party or (y) an Early  Termination  Date has been  designated,  in which case such  investment  shall be held  uninvested).  Gains and losses  incurred in respect of any  investment  of Posted  Collateral in the form of Cash in Permitted Investments as directed by Party A shall be for the account of Party A.

(ii)     TRANSFER OF  INTEREST  AMOUNT.  The  Transfer  of the  Interest  Amount will be made on the second
                  Local  Business  Day  following  the end of each  calendar  month and on any other  Local
                  Business  Day on  which  Posted  Collateral  in the  form of Cash is  Transferred  to the
                  Pledgor  pursuant to Paragraph 3(b);  provided,  however,  that the obligation of Party B to Transfer  any  Interest  Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

(iii)    ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will apply.

(i)      ADDITIONAL REPRESENTATION(S).  There are no additional representations by either party.

(j)      OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

(i)      "VALUE" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(ii)     "TRANSFER" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k)      DEMANDS  AND  NOTICES.All  demands,  specifications  and  notices  under  this  Annex will be made pursuant to the Notices  Section of this  Agreement,  except  that any  demand,  specification  or notice  shall be given to or made at the  following  addresses,  or at such  other  address as the relevant party may from time to time  designate by giving notice (in accordance  with the terms of this paragraph) to the other party:

         If to Party A, at the address specified pursuant to the Notices Section of this Agreement.

         If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

         If to Party B's Custodian:

         Attn: Global Securities and Trust Services, RAAC Series 2007-SP2
         135 South LaSalle Street, Suite 1511
               Chicago, IL 60603
         Telephone no.:    (312) 992-1816
         Facsimile no.:    (312) 904-1368

(l)      ADDRESS FOR TRANSFERS.  Each Transfer  hereunder  shall be made to the address  specified below or to an address  specified in writing from time to time by the party to which such  Transfer will be made.

         Party A account details for holding collateral:

         HSBC Bank USA, National Association
         ABA # 021-001-088
         For credit to Department 299
         A/C: 000-04929-8
         HSBC Derivative Products Group

         Party B's Custodian account details for holding collateral

         LaSalle Bank National Association
         ABA # 071000505
         LaSalle CHGO/CTR/BNF:/LaSalle Trust
         Account # 724879.5
         Attn: RAAC Series 2007-SP2 Collateral Support Acct

(m)      OTHER PROVISIONS.

(i)      COLLATERAL  ACCOUNT.  Party B shall open and maintain a segregated  account,  and hold, record and identify all Posted Collateral in such segregated account.

(ii)     AGREEMENT AS TO SINGLE  SECURED PARTY AND SINGLE  PLEDGOR.  Party A and Party B hereby agree that, notwithstanding  anything to the contrary in this Annex,  (a) the term "Secured Party" as used in this  Annex  means  only  Party B, (b) the term  "Pledgor"  as used in this Annex means  only Party A, (c) only  Party A makes the  pledge  and grant in  Paragraph  2, the acknowledgement  in the final  sentence  of  Paragraph  8(a) and the  representations  in
                  Paragraph 9.

(iii)    CALCULATION  OF  VALUE.  Paragraph  4(c) is  hereby  amended  by  deleting  the word  "Value"  and inserting  in lieu  thereof "S&P Value,  Moody's  First  Trigger  Value,  Moody's  Second
                  Trigger  Value".  Paragraph  4(d)(ii)  is hereby  amended  by (A)  deleting  the words "a
                  Value" and  inserting in lieu thereof "an S&P Value,  Moody's First  Trigger  Value,  and
                  Moody's  Second  Trigger  Value" and (B) deleting the words "the Value" and  inserting in lieu  thereof  "S&P Value,  Moody's  First  Trigger  Value,  and Moody's  Second  Trigger
                  Value".  Paragraph 5 (flush  language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value,  Moody's First  Trigger  Value,  or Moody's  Second
                  Trigger  Value".  Paragraph 5(i) (flush  language) is hereby amended by deleting the word
                  "Value" and  inserting in lieu thereof  "S&P Value,  Moody's  First  Trigger  Value,  and
                  Moody's Second Trigger Value".  Paragraph  5(i)(C) is hereby amended by deleting the word
                  "the  Value,  if"  and  inserting  in lieu  thereof  "any  one or more of the S&P  Value,
                  Moody's First Trigger  Value,  or Moody's Second  Trigger  Value,  as may be".  Paragraph
                  5(ii) is hereby  amended by (1) deleting the first  instance of the words "the Value" and inserting  in lieu  thereof  "any one or more of the S&P  Value,  Moody's  First  Trigger
                  Value,  or Moody's  Second  Trigger  Value" and (2) deleting  the second  instance of the words "the Value" and inserting in lieu thereof "such  disputed S&P Value,  Moody's First
                  Trigger Value,  or Moody's  Second  Trigger  Value".  Each of Paragraph  8(b)(iv)(B)  and
                  Paragraph  11(a) is hereby  amended by deleting  the word  "Value" and  inserting in lieu thereof  "least of the S&P  Value,  Moody's  First  Trigger  Value,  and  Moody's  Second
                  Trigger Value".

(iv)     FORM OF  ANNEX.  Party A and  Party B hereby  agree  that the text of  Paragraphs  1  through  12, inclusive,  of this Annex is  intended  to be the  printed  form of ISDA  Credit  Support
                  Annex  (Bilateral  Form - ISDA  Agreements  Subject  to New  York Law  Only  version)  as
                  published  and   copyrighted  in  1994  by  the   International   Swaps  and  Derivatives
                  Association, Inc.

(v)      EVENTS  OF  DEFAULT.  Paragraph  7 will not  apply to cause any  Event of  Default  to exist  with respect  to Party B except  that  Paragraph  7(i) will apply to Party B solely in respect
                  of  Party  B's   obligations   under   Paragraph   3(b)  of  the  Credit  Support  Annex.
                  Notwithstanding  anything  to the  contrary  in  Paragraph  7, any  failure by Party A to comply with or perform any  obligation  to be complied with or performed by Party A under the  Credit  Support  Annex  shall  only be an Event  of  Default  if (A) a S&P  Required
                  Ratings  Downgrade  Event has occurred and been  continuing for 30 or more Local Business
                  Days,  and (B) such  failure is not  remedied on or before the third Local  Business  Day after notice of such failure is given to Party A.

(vi)     EXPENSES.  Notwithstanding  anything  to the  contrary  in  Paragraph  10,  the  Pledgor  will  be responsible  for, and will  reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

(vii)    WITHHOLDING.  Paragraph  6(d)(ii) is hereby amended by inserting  immediately  after "the Interest
                  Amount" in the fourth line thereof  the words "less any applicable withholding taxes."

          (ix)    ADDITIONAL DEFINITIONS.  As used in this Annex:

                  "COLLATERAL  EVENT"  means that no Relevant  Entity has credit  ratings at least equal to the Approved Ratings Threshold.

                  "EXPOSURE"  has the  meaning  specified  in  Paragraph  12,  except  that  after the word
                  "Agreement" the words  "(assuming,  for this purpose only, that Part 1(f) of the Schedule is deleted)" shall be inserted.

                  "LOCAL BUSINESS DAY" means:  any day on which (A) commercial  banks are open for business
                  (including  dealings in foreign exchange and foreign  currency  deposits) in New York and the  location  of Party A, Party B and any  Custodian,  and (B) in relation to a Transfer of  Eligible  Collateral,  any day on which  the  clearance  system  agreed  between  the parties for the delivery of Eligible  Collateral is open for  acceptance and execution of settlement  instructions  (or in the  case  of a  Transfer  of  Cash  or  other  Eligible
                  Collateral for which delivery is  contemplated  by other means a day on which  commercial banks  are  open for  business  (including  dealings  in  foreign  exchange  and  foreign deposits) in New York and the location of Party A, Party B and any Custodian.

                  "MOODY'S  FIRST  TRIGGER  EVENT"  means that no Relevant  Entity has credit  ratings from
                  Moody's at least equal to the Moody's First Trigger Ratings Threshold.

                  "MOODY'S  FIRST  TRIGGER  CREDIT  SUPPORT  AMOUNT"  means,  for any Valuation  Date,  the excess, if any, of

                  (I)      (A)      for any  Valuation  Date on which (I) a Moody's First Trigger Event has occurred  and has been  continuing  (x) for at least 30 Local  Business
                                    Days or (y) since this Annex was  executed  and (II) it is not the case that a Moody's  Second  Trigger Event has occurred and been  continuing for at least 30 Local  Business Days, an amount equal to the greater of
                                    (a) zero and (b) the sum of (i) the Secured  Party's  Exposure for such
                                    Valuation  Date and (ii) the sum,  for each  Transaction  to which this
                                    Annex  relates,  of the  product of (1) the  applicable  Moody's  First
                                    Trigger  Factor  set  forth in  Table  1, (2) 250 and (3) the  Notional
                                    Amount for such  Transaction for the Calculation  Period which includes such Valuation Date; or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A such Valuation Date.

                  "MOODY'S  FIRST TRIGGER  RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under  an  Eligible  Guarantee  or  an  Eligible  Replacement,  (i)  if  such  entity  has a short-term  unsecured and  unsubordinated  debt rating from Moody's,  a long-term  unsecured and  unsubordinated  debt  rating  or  counterparty  rating  from  Moody's  of  "A2"  and  a short-term  unsecured and unsubordinated  debt rating from Moody's of "Prime-1",  or (ii) if such  entity  does not  have a  short-term  unsecured  and  unsubordinated  debt  rating  or counterparty  rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A1".

                  "MOODY'S  FIRST  TRIGGER  VALUE"  means,  on any date and with  respect  to any  Eligible
                  Collateral  other than Cash, the bid price obtained by the Valuation Agent  multiplied by the Moody's First Trigger  Valuation  Percentage  for such Eligible  Collateral set forth in Paragraph 13(b)(ii).

                  "MOODY'S  SECOND  TRIGGER  EVENT" means that no Relevant  Entity has credit  ratings from
                  Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

                   "MOODY'S  SECOND  TRIGGER  CREDIT SUPPORT  AMOUNT"  means,  for any Valuation  Date, the excess, if any, of

                  (I)      (A)      for any  Valuation  Date on which it is the case that a Moody's  Second
                                    Trigger  Event has occurred and been  continuing  for at least 30 Local
                                    Business  Days,  an amount equal to the  greatest of (a) zero,  (b) the aggregate  amount of the next  payment  due to be paid by Party A under each  Transaction to which this Annex  relates,  and (c) the sum of (x)
                                    the Secured  Party's  Exposure for such Valuation Date and (y) the sum, for each Transaction to which this Annex relates, of

                                    (1) if  such  Transaction  is  not a  Transaction-Specific  Hedge,  the
                                    product of (i) the  applicable  Moody's Second Trigger Factor set forth
                                    in  Table  2,  (ii)  250  and  (iii)  the  Notional   Amount  for  such
                                    Transaction  for the  Calculation  Period which includes such Valuation
                                    Date; or

                                    (2) the product of (i) the  applicable  Moody's  Second  Trigger Factor set forth in Table 3, (ii) 250 and (iii) the  Notional  Amount for such
                                    Transaction  for the  Calculation  Period which includes such Valuation
                                    Date; or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A for such Valuation Date.

                  "MOODY'S SECOND TRIGGER  RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under  an  Eligible  Guarantee  or  an  Eligible  Replacement,  (i)  if  such  entity  has a short-term  unsecured and  unsubordinated  debt rating from Moody's,  a long-term  unsecured and  unsubordinated  debt  rating  or  counterparty  rating  from  Moody's  of  "A3"  and  a short-term  unsecured and unsubordinated  debt rating from Moody's of "Prime-2",  or (ii) if such  entity  does not have a  short-term  unsecured  and  unsubordinated  debt  rating from
                  Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty  rating from
                  Moody's of "A3".

                  "MOODY'S  SECOND  TRIGGER  VALUE"  means,  on any date and with  respect to any  Eligible
                  Collateral  other than Cash, the bid price obtained by the Valuation Agent  multiplied by the Moody's Second Trigger  Valuation  Percentage for such Eligible  Collateral set forth in Paragraph 13(b)(ii).

                  "PRICING  SOURCES"  means  the  sources  of  financial   information  commonly  known  as
                  Bloomberg,  Bridge Information Services,  Data Resources Inc., Interactive Data Services,
                  International  Securities Market  Association,  Merrill Lynch Securities Pricing Service,
                  Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

                  "S&P APPROVED  RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor  under an
                  Eligible  Guarantee or an Eligible  Replacement,  a short-term  unsecured and unsubordinated debt rating from S&P of "A-1",  or, if such entity does not have a short-term  unsecured and unsubordinated  debt rating from S&P, a long-term  unsecured and unsubordinated  debt rating from S&P of "A+".

                   "S&P  CREDIT  SUPPORT  AMOUNT"  means,  (a) if an S&P  Approved  Ratings  Downgrade  has occurred and has continued  for 10 Local  Business  Days,  for any  Valuation  Date,  the
                  Exposure;  (b) if an S&P Required  Ratings  Downgrade  has occurred and has continued for
                  10  Local  Business  Days:  an  amount  equal  to  125%  of  the  Exposure  or (c) if the
                  Threshold is Infinity: zero.

                   "S&P  VALUE"  means,  on any date and  with  respect  to any  Eligible  Collateral,  the product  of (A) the bid  price (or face  value  with  respect  to Cash)  obtained  by the
                  Valuation  Agent for such  Eligible  Collateral  and (B)(i) if the S&P  Approved  Ratings
                  Downgrade has occurred and been  continuing  for at least 10 Local Business Days, the S&P
                  Approved  Ratings  Downgrade  Valuation  Percentage  or  (ii) if a S&P  Required  Ratings
                  Downgrade  has occurred and been  continuing  for at least 10 Local  Business  Days,  S&P
                  Required  Ratings  Downgrade  Valuation  Percentage,  as  applicable,  for such  Eligible
                  Collateral set forth in Schedule I.

                  "TRANSACTION  EXPOSURE"  means,  for  any  Transaction,  Exposure  determined  as if such
                  Transaction were the only Transaction between the Secured Party and the Pledgor.

                  "TRANSACTION-SPECIFIC  HEDGE" means any Transaction  that is (i) an interest rate swap in respect  of  which  (x) the  notional  amount  of the  interest  rate  swap  is  "balance guaranteed"  or (y) the  notional  amount of the interest  rate swap for any  Calculation
                  Period  otherwise is not a specific  dollar  amount that is fixed at the inception of the
                  Transaction,  (ii) an  interest  rate  cap,  (iii)  an  interest  rate  floor  or (iv) an interest rate swaption.

                   "VALUATION  PERCENTAGE"  shall mean, for purposes of determining the S&P Value,  Moody's
                  First  Trigger  Value,  or Moody's  Second  Trigger  Value with  respect to any  Eligible
                  Collateral  or  Posted   Collateral,   the  applicable  S&P  Approved  Ratings  Downgrade
                  Valuation  Percentage,  S&P Required  Ratings  Downgrade  Valuation  Percentage,  Moody's
                  First Trigger Valuation  Percentage,  or Moody's Second Trigger Valuation  Percentage for
                  such Eligible  Collateral or Posted Collateral,  respectively,  in each case as set forth in Paragraph 13(b)(ii).

                  "VALUE" shall mean, in respect of any date,  the related S&P Value,  the related  Moody's
                  First Trigger Value, and the related Moody's Second Trigger Value.

                             [Remainder of this page intentionally left blank]

                                                  Table 1

                                       MOODY'S FIRST TRIGGER FACTOR

                      REMAINING                                             DAILY
                WEIGHTED AVERAGE LIFE                                    COLLATERAL
                  OF HEDGE IN YEARS                                        POSTING
                      1 or less                                             0.15%
More than 1 but not more than 2                                             0.30%
More than 2 but not more than 3                                             0.40%
More than 3 but not more than 4                                             0.60%
More than 4 but not more than 5                                             0.70%
More than 5 but not more than 6                                             0.80%
More than 6 but not more than 7                                             1.00%
More than 7 but not more than 8                                             1.10%
More than 8 but not more than 9                                             1.20%
More than 9 but not more than 10                                            1.30%
More than 10 but not more than 11                                           1.40%
More than 11 but not more than 12                                           1.50%
More than 12 but not more than 13                                           1.60%
More than 13 but not more than 14                                           1.70%
More than 14 but not more than 15                                           1.80%
More than 15 but not more than 16                                           1.90%
More than 16 but not more than 17                                           2.00%
More than 17 but not more than 18                                           2.00%
More than 18 but not more than 19                                           2.00%
More than 19 but not more than 20                                           2.00%
More than 20 but not more than 21                                           2.00%
More than 21 but not more than 22                                           2.00%
More than 22 but not more than 23                                           2.00%
More than 23 but not more than 24                                           2.00%
More than 24 but not more than 25                                           2.00%
More than 25 but not more than 26                                           2.00%
More than 26 but not more than 27                                           2.00%
More than 27 but not more than 28                                           2.00%
More than 28 but not more than 29                                           2.00%
                     More than 29                                           2.00%

                                                  Table 2

             MOODY'S SECOND TRIGGER FACTOR FOR INTEREST RATE SWAPS WITH FIXED NOTIONAL AMOUNTS

                     REMAINING                                          DAILY
               WEIGHTED AVERAGE LIFE                                 COLLATERAL
                 OF HEDGE IN YEARS                                     POSTING
                     1 or less                                          0.50%
More than 1 but not more than 2                                         1.00%
More than 2 but not more than 3                                         1.50%
More than 3 but not more than 4                                         1.90%
More than 4 but not more than 5                                         2.40%
More than 5 but not more than 6                                         2.80%
More than 6 but not more than 7                                         3.20%
More than 7 but not more than 8                                         3.60%
More than 8 but not more than 9                                         4.00%
More than 9 but not more than 10                                        4.40%
More than 10 but not more than 11                                       4.70%
More than 11 but not more than 12                                       5.00%
More than 12 but not more than 13                                       5.40%
More than 13 but not more than 14                                       5.70%
More than 14 but not more than 15                                       6.00%
More than 15 but not more than 16                                       6.30%
More than 16 but not more than 17                                       6.60%
More than 17 but not more than 18                                       6.90%
More than 18 but not more than 19                                       7.20%
More than 19 but not more than 20                                       7.50%
More than 20 but not more than 21                                       7.80%
More than 21 but not more than 22                                       8.00%
More than 22 but not more than 23                                       8.00%
More than 23 but not more than 24                                       8.00%
More than 24 but not more than 25                                       8.00%
More than 25 but not more than 26                                       8.00%
More than 26 but not more than 27                                       8.00%
More than 27 but not more than 28                                       8.00%
More than 28 but not more than 29                                       8.00%
                   More than 29                                         8.00%

[PG NUMBER]

                 Copyright(C)1994 by International Swaps and Derivatives Association, Inc.

                                                  Table 3

                       MOODY'S SECOND TRIGGER FACTOR FOR TRANSACTION-SPECIFIC HEDGES

                      REMAINING                                          DAILY
                WEIGHTED AVERAGE LIFE                                  COLLATERAL
                  OF HEDGE IN YEARS                                     POSTING
                      1 or less                                          0.65%
More than 1 but not more than 2                                          1.30%
More than 2 but not more than 3                                          1.90%
More than 3 but not more than 4                                          2.50%
More than 4 but not more than 5                                          3.10%
More than 5 but not more than 6                                          3.60%
More than 6 but not more than 7                                          4.20%
More than 7 but not more than 8                                          4.70%
More than 8 but not more than 9                                          5.20%
More than 9 but not more than 10                                         5.70%
More than 10 but not more than 11                                        6.10%
More than 11 but not more than 12                                        6.50%
More than 12 but not more than 13                                        7.00%
More than 13 but not more than 14                                        7.40%
More than 14 but not more than 15                                        7.80%
More than 15 but not more than 16                                        8.20%
More than 16 but not more than 17                                        8.60%
More than 17 but not more than 18                                        9.00%
More than 18 but not more than 19                                        9.40%
More than 19 but not more than 20                                        9.70%
More than 20 but not more than 21                                        10.00%
More than 21 but not more than 22                                        10.00%
More than 22 but not more than 23                                        10.00%
More than 23 but not more than 24                                        10.00%
More than 24 but not more than 25                                        10.00%
More than 25 but not more than 26                                        10.00%
More than 26 but not more than 27                                        10.00%
More than 27 but not more than 28                                        10.00%
More than 28 but not more than 29                                        10.00%
                    More than 29                                         10.00%

                                                 SCHEDULE 1

                                            ELIGIBLE COLLATERAL

 ---------------------------------------------------------------------------------------------------------------------------------------------------------
                                                       ELIGIBLE COLLATERAL & VALUATION PERCENTAGES
                                                                     MOODY'S AND S&P
 ---------------------------------------------------------------------------------------------------------------------------------------------------------
 ---------- ------------------------------------------------------- --------------------------------------- ----------------------------------------------
                                                                             VALUATION PERCENTAGE                       VALUATION PERCENTAGE
 ---------- ------------------------------------------------------- --------------------------------------- ----------------------------------------------
 ---------- ------------------------------------------------------- --------------------------------------- ----------------------------------------------
                                                                                   MOODY'S                                       S&P
 ---------- ------------------------------------------------------- --------------------------------------- ----------------------------------------------
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
                                                                       FIRST TRIGGER       SECOND TRIGGER    S&P APPROVED RATINGS        S&P REQUIRED
                                                                                                                                      RATINGS DOWNGRADE
                                                                                                              DOWNGRADE VALUATION         VALUATION
                                                                                                                  PERCENTAGES            PERCENTAGES
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
 (A)                                                                        100                 100                   100                     80
            Cash
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
 (B)                                                                        100                 100                   98                     78.4
            Fixed-rate  negotiable debt obligations  issued by the
            U.S. Treasury  Department having a remaining  maturity
            on such date of not more than one year
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
 (C)                                                                        100                  94                  92.6                    74.1
            Fixed-rate  negotiable debt obligations  issued by the
            U.S. Treasury  Department having a remaining  maturity
            on such  date of more  than one year but not more than
            ten years
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
    (D)                                                                     100                  87                  84.6                    67.7
            Fixed-rate  negotiable debt obligations  issued by the
            U.S. Treasury  Department having a remaining  maturity
            on such date of more than ten years
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
    (E)     Agency Securities:  negotiable debt obligations of the          100                  99                  98.5                   [TBD]
            Federal National Mortgage Association (FNMA),  Federal
            Home Loan Mortgage Corporation  (FHLMC),  Federal Home
            Loan Banks  (FHLB),  Federal Farm Credit Banks (FFCB),
            Tennessee   Valley   Authority  (TVA)   (collectively,
            "AGENCY  SECURITIES")  issued  after July 18, 1984 and
            having a remaining maturity of not more than 1 year.
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
    (F)     Agency  Securities  having  a  remaining  maturity  of          100                  98                  97.7                   [TBD]
            greater than 1 year but not more than 2 years.
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
    (G)     Agency  Securities  having  a  remaining  maturity  of          100                  97                  97.3                   [TBD]
            greater than 2 years but not more than 3 years.
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
    (H)     Agency  Securities  having  a  remaining  maturity  of          100                  96                  94.5                   [TBD]
            greater than 3 years but not more than 5 years.
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
    (I)     Agency  Securities  having  a  remaining  maturity  of          100                  94                  93.1                   [TBD]
            greater than 5 years but not more than 7 years.
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
    (J)     Agency  Securities  having  a  remaining  maturity  of          100                  93                  90.7                   [TBD]
            greater than 7 years but not more than 10 years.
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
    (K)     Agency  Securities  having  a  remaining  maturity  of          100                  88                  87.7                   [TBD]
            greater than 10 years but not more than 20 years.
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------
    (L)     Agency  Securities  having  a  remaining  maturity  of          100                  86                  84.4                   [TBD]
            greater than 20 years but not more than 30 years.
 ---------- ------------------------------------------------------- --------------------- ----------------- ------------------------ ---------------------

         IN  WITNESS   WHEREOF,   the  parties  have   executed   this  Annex  by  their  duly   authorized
representatives as of the date of the Agreement.

                     HSBC Bank USA, National Association                         LaSalle Bank National Association not in its individual capacity but solely in its capacity as Trustee for the benefit of the RAAC Series 2007-SP2 Trust
By:   /s/ Sandra Nicotra                                                        By:   /s/ Susan L. Feld
      Name Sandra Nicotra                                                             Name: Susan L. Feld
      Title:  Senior Vice President                                                   Title: Vice President
      Date:  July 11, 2007                                                            Date:  July 11, 2007